Exhibit 8

                                  July 18, 2002

Andrew L. Gangolf
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY  10105

        Re: Amendment to Participation Agreement and Schedule

Dear Mr. Gangolf:

     This letter agreement serves to amend Schedule B ("Schedule B") to our Participation Agreement dated April 30, 2001, with Alliance Variable Products Series Fund, Inc., Alliance Capital Management, L.P., and Alliance Fund Distributors, Inc. (the "Agreement").

     Amended Schedule B reflects the addition of the AllianceBernstein Utility Income Portfolio available under the Schwab Signature Annuity. Amended Schedule B shall replace the existing Schedule B.

     The Agreement and Schedule otherwise remain unchanged and shall continue in full force and effect.

     In the space provided below, please acknowledge your agreement to the foregoing.

                                Very truly yours,

                                Charles Schwab & Co., Inc.

                                By: ____________________
                                Name:  Edward J. Mercier
                                Title: Vice President, Insurance Services

                                Great-West Life & Annuity Insurance Company

                                By: ____________________
                                Name:  _________________
                                Title: _________________


ACKNOWLEDGED AND AGREED TO:

Alliance Variable Products Series Fund, Inc.

By: ______________________
Name:   ___________________
Title:  ___________________
Date:   ___________________

Alliance Capital Management, L.P.

By: ______________________
Name:   ___________________
Title:  ___________________
Date:   ___________________


Alliance Fund Distributors, Inc.

By: ______________________
Name:   ___________________
Title:  ___________________
Date:   ___________________




cc:     B. Byrne, Esq.
        Great West Life & Annuity Ins. Company

        D. Stone, Esq. T. Perrino, Esq. E. O'Riordan
        Charles Schwab & Co. Inc.

                                   SCHEDULE B

DESIGNATED PORTFOLIOS

Schwab Signature Annuity

Alliance VP Series Growth and Income Portfolio

Alliance VP Series Growth Portfolio

AllianceBernstein Real Estate Investment Portfolio

(formerly Alliance Variable Products Series Real Estate Investment Portfolio)

AllianceBernstein Utility Income Portfolio